RELEASE

          THIS RELEASE ("Release") is effective as of this 25th day of April 1996 by and among Fruehauf
Trailer Corporation, a Delaware corporation
("Fruehauf"), Fruehauf International Limited, a Delaware corporation ("FIL"), Fruehauf Corporation, a Delaware corporation, M.J. Holdings, Inc., an Ohio corporation
("M.J. Holdings"), The Mercer Co., a Delaware corporation ("Mercer"), Deutsche-Fruehauf Holding
Corporation, a Delaware corporation
("Deutsche-Fruehauf"), Fruehauf Holdings Corp., a
Delaware corporation ("Fruehauf Holdings"), FGR, Inc, a
Michigan corporation ("FGR"), Jacksonville Shipyards,
Inc., a Florida corporation ("Jacksonville"), E.L.
Devices, a Florida corporation ("E.L. Devices"),
Maryland Shipbuilding and Drydock Company, a Maryland corporation ("Maryland") (Fruehauf, FIL, Fruehauf
Corporation, M.J. Holdings, Mercer, Deutsche-Fruehauf,
Fruehauf Holdings, FGR, Jacksonville, E.L. Devices, and
Maryland are sometimes referred to collectively as the "Fruehauf Parties"), and K-H Corporation, a Delaware corporation ("K-H").

                   RECITALS:

          WHEREAS, K-H and Fruehauf have entered into a letter agreement dated April 19, 1996 (the "Letter
Agreement") pursuant to which K-H has agreed to purchase a term loan or loans from Congress Financial Corporation
(Central) ("Congress") in the aggregate amount of up to approximately $6,500,000 that constitutes part of the existing credit facility between Fruehauf and Congress
(the "Funding"); and

          WHEREAS, K-H is required by the Letter
Agreement to purchase $5,500,000 of the term loans at the initial Funding and the remaining $1,000,000 on the condition that Fruehauf receives the consent as described in the Letter Agreement from the holders of the senior notes issued under the indenture, dated as of May 1, 1995, between Fruehauf and IBJ Schroder Bank &
Trust Company, as trustee; and

          WHEREAS, in consideration of the Funding, K-H has required that the Fruehauf Parties execute and deliver this Release in favor of K-H;

          NOW THEREFORE, for good and valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                   AGREEMENT:

          1.   From and after the time of the initial
Funding, each of Fruehauf, FIL, Fruehauf Corporation,
M.J. Holdings, Mercer, Deutsche-Fruehauf, Fruehauf
Holdings, FGR, Jacksonville, E.L. Devices and Maryland hereby fully and forever releases and discharges K-H, its successors, assigns and affiliates, and their respective officers, agents and employees from any and all claims, demands, actions or causes of action, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, losses, costs, debts, dues, demands, obligations or other claims of any kind whatsoever, in law or in equity, that any of the Fruehauf Parties now possess against K-H. This release shall not affect any obligations any of the Fruehauf
Parties have to K-H or any other releasee.

          2.   This Release constitutes the entire
agreement among the parties regarding the subject matter of this Release and supersedes all prior understandings and agreements with respect to this Release.
Notwithstanding the foregoing sentence, this Release may not be interpreted (i) to release K-H from any claims, demands, actions or causes of action that may arise from facts or circumstances occurring after the date of this Agreement against K-H; or (ii) to release any claims
Fruehauf may have arising from its business relationship with Dayton-Walther Corporation or from the purchase of products or services from Dayton-Walther, including, without limitation, claims for defective goods supplied by Dayton-Walther Corporation to Fruehauf.

          3.   This Release may not be amended,
except by a written document signed by all of the parties to this Release.

          4.   This Release will be governed by the
laws of the state of New York, without giving effect to principles of conflicts of law.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date set forth above.

                         K-H CORPORATION

                         By:  /s/ Fred J. Chapman
                              ---------------------
                         Name: Fred J. Chapman
                         Title: Treasurer


                         FRUEHAUF TRAILER CORPORATION

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         FRUEHAUF INTERNATIONAL LIMITED

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         FRUEHAUF CORPORATION

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         M.J. HOLDINGS, INC.

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President


                         THE MERCER CO.

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         DEUTSCHE-FRUEHAUF HOLDING
                           CORPORATION

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         FRUEHAUF HOLDINGS CORP.

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         FGR, INC.

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         JACKSONVILLE SHIPYARDS, INC.

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         E.L. DEVICES, INC.

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         MARYLAND SHIPBUILDING AND
                            DRYDOCK COMPANY

                         By: /s/ Timothy J. Wiggins
                             -----------------------
                         Name: Timothy J. Wiggins
                         Title: Executive Vice President

                         FRUEHAUF CORPORATION

                         By:
                             -----------------------
                         Name:
                         Title: